POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust  (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge, and/or Frank L. Newbauer, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the ETF Market Opportunity Fund, a series of Aviemore Funds, into the Stadion ETF Market Opportunity Fund, a series of thse Trust, and any and all amendments thereto to be filed with the Securities & Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December, 2012.

/s/ Gregory L. Morris
Gregory L. Morris, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust  (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge, and/or Frank L. Newbauer, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the ETF Market Opportunity Fund, a series of Aviemore Funds, into the Stadion ETF Market Opportunity Fund, a series of the Trust, and any and all amendments thereto to be filed with the Securities & Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940,  hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December, 2012.

/s/ James M. Baker
James M. Baker, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust  (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge, and/or Frank L. Newbauer, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the ETF Market Opportunity Fund, a series of Aviemore Funds, into the Stadion ETF Market Opportunity Fund, a series of the Trust, and any and all amendments thereto to be filed with the Securities & Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940,  hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December, 2012.

/s/ Norman A. McLean
Norman A. McLean, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust  (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints and  Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge, and/or Frank L. Newbauer, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the ETF Market Opportunity Fund, a series of Aviemore Funds, into the Stadion ETF Market Opportunity Fund, a series of the Trust, and any and all amendments thereto to be filed with the Securities & Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940,  hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December, 2012.

/s/ Ronald C. Baum, Trustee
Ronald C. Baum, Trustee